Orrstown Financial Services, Inc.

# Annual Shareholders Meeting

May 6, 2025

# Conduct Meeting Business

**Joel R. Zullinger**

Chairman of the Board

# Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, predictions or projections about events or the Company's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity and cost savings initiatives and continued reductions in risk assets or mitigation of losses in the future. Factors which could cause the actual results of the Company's operations to differ materially from expectations include those detailed in our Annual Report on Form 10-K for the year ended December 31,2024 under the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in subsequent filings made with the Securities and Exchange Commission.

The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

The review period for subsequent events extends up to and includes the filing date of a public company’s financial statements, when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information presented in this announcement is subject to change. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only and are not forecasts and may not reflect actual results.

**Non-GAAP Disclosures**

In this presentation, we refer to tangible book value per share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, please refer to the GAAP- Non-GAAP reconciliation.

# Rules of Conduct

**In the interest of an orderly Meeting of the Shareholders of Orrstown Financial Services, Inc., we ask you to honor the following rules of procedure:**

- ✓ Shareholders who are attending via webcast can submit questions during the meeting and those questions will be addressed prior to adjournment. Shareholders also had the opportunity to pose questions before the meeting via email.

- ✓ Shareholders who are attending through an audio only (phone) line do not have the ability to ask questions.

- ✓ Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company. Additional questions can be submitted to ir@orrstown.com.

# Board of Directors


Joel R. Zullinger


Thomas R. Quinn, Jr.


Barbara E. Brobst


Sarah M. Brown


Brian D. Brunner


Scott V. Fainor


John W. Giambalvo, Esq.


Cindy J. Joiner, CPA


Mark K. Keller


J. Rodney Messick


Michael J. Rice


Eric A. Segal


Glenn W. Snoke

# Conduct Meeting Business

**Joel R. Zullinger**

Chairman of the Board

# Management Report

**Thomas R. Quinn, Jr.**

President & CEO

# Right People, Aligned for Success

| Name | Title | Banking Experience | Joined ORRF |
|---|---|---|---|
| Thomas R. Quinn, Jr. | *President & CEO* | 34 years | 2009 |
| Adam L. Metz | *SEVP/Chief Operating Officer* | 28 years | 2016 |
| Neelesh Kalani | *EVP/Chief Financial Officer* | 20 years | 2020 |
| David M. Chajkowski | *EVP/Chief Credit Officer* | 22 years | 2016 |
| Benjamin H. Colvard IV | *EVP/Chief Operations Officer* | 15 years | 2025 |
| Robert G. Coradi | *EVP/Chief Risk Officer* | 36 years | 2012 |
| Amy L. Doll | *EVP/Chief Administration Officer* | 24 years | 2024 |
| Matthew Dyckman | *EVP/General Counsel* | 27 years | 2021 |
| Philip E. Fague | *EVP/Trust and Wealth Management* | 36 years | 1988 |
| Jeffrey S. Gayman | *EVP/Mortgage & Retail Banking* | 28 years | 1996 |
| Christopher D. Holt | *EVP/Market President* | 35 Years | 2019 |
| David T. Hornberger | *EVP/Market President* | 38 years | 2016 |
| Michael E. Jaeger | *EVP/Chief Experience Officer* | 22 years | 2015 |
| Zachary M. Khuri | *EVP/Market President* | 19 years | 2019 |
| Heather K. Knisely | *EVP/Chief Human Resources Officer* | 27 years | 2018 |
| Christopher J. Orr | *EVP/Chief Information Officer* | 12 years | 2025 |

## Significant Experience

- Average **26 years of banking experience**, from a diverse mix of money center and large regional banks, community banks and developed internally.
- **Mergers and Acquisitions** have been a key source of additional talent.
- **Mix of newer and more seasoned employees** brings **diverse** experience and viewpoints.
- **Talent and talent management** have contributed significantly to our growth and to our success.

# Corporate Overview

## Financial Highlights [1]

| $5.4B | $3.9B | $4.6B | 3.92% |
|---|---|---|---|
| Assets | Loans | Deposits | NIM |
| 1.30% | 14.29% | 62.5% | 19.4% |
| ROAA | ROAE | Efficiency Ratio | Fee Income / Op. Revenue |

## Franchise Overview

- **Founded in 1919**
- **Established track record of profitable growth**
- **45 full and limited servicing branches**
- **No. of Employees: 630**
- **Assets Under Management (AUM): $3.2 billion**
- **Shares Outstanding: 19.4MM**
- **Tangible Book Value per Common Share: $21.19**


PA
Lebanon
Harrisburg
Carlisle
Chambersburg
York
Lancaster
MD
Baltimore
Annapolis
ORRF Branches
ORRF Headquarters

1 - Financial data at or for the year ended December 31, 2024. Certain financial data has been adjusted for merger related expenses. Please refer to the GAAP – Non-GAAP reconciliation.

# Strong Geographically Diverse Markets


Central Region
Franklin & Cumberland
Defend Market Share
Harrisburg & West Shore
Growth Market
PA
Eastern Region
Lancaster / Berks
Growth Market
Lebanon
Harrisburg
Carlisle
Lancaster
Chambersburg
York
York/Adams Region
York County
Adams County
Growth Market
MD
Baltimore
Maryland Region
Greater Baltimore
Growth Market
Annapolis
ORRF Branches
ORRF Headquarters

## Geographic Focus Driven by Relationship Banking Model

- ✓ Four geographic regions:
  - Central PA Region
  - Eastern PA Region
  - York / Adams PA Region
  - Maryland Region
- ✓ Markets connected by significant highway infrastructure
- ✓ Focus on commercial lending and deposit relationships
- ✓ Growth markets are well-positioned for continued commercial loan growth and fee income penetration

# Track Record of Profitable Growth and Successful Acquisitions


ROAA 0.75%
$1.9 B
2018
ROAA 0.76%
$2.4 B
2019
ROAA 1.00%
$2.8 B
2020
ROAA 1.14%
$2.8 B
2021
ROAA[1] 1.22%
$2.9 B
2022
ROAA[1] 1.22%
$3.1 B
2023
ROAA[1] 1.30%
$5.4 B
2024
Total Assets*

**2018** → **2019** → **2024**

**2018 — Acquired First Community Bank of Mercersburg**

FIRST COMMUNITY BANK OF MERCERSBURG

Assets: $184MM

**2019 — Acquired Hamilton Bancorp**

Hamilton Bancorp, Inc.

Assets: $525MM

**2024 — Merged with Codorus Valley Bancorp, Inc.**

CODORUS VALLEY BANCORP, INC.

Assets: $2.2B

1 - Non-GAAP adjustments for certain charges. Please refer to the GAAP – Non-GAAP reconciliation.

* Total Assets presented in Billions.

# 2024 Year in Review

- Net Income, adjusted to exclude merger related expenses and non-recurring charges was $56.1 million / Diluted EPS of $3.76
- Closed and merged with Codorus Valley Bancorp, Inc.
- Increased Assets by $2.4 billion
- Increased net interest margin despite rising interest rates and retention challenges due to the merger
- Maintained strong asset quality metrics
- Achieved the targeted expense saves which will be apparent in 2025
- Maintained capital ratios above regulatory levels deemed “well capitalized”

# Dividend Trend


Dividend By Quarter
229%
INCREASE
$0.24
$0.22
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.07
$0.23
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39
MAY 2015
Dec 2024


Dividend By Year
16%
CAGR
$0.22
$0.35
$0.42
$0.51
$0.60
$0.68
$0.74
$0.76
$0.80
$0.86
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

- 39 consecutive quarterly dividends since May 2015
- Dividend has increased 11 times over the last 39 quarters; 229% increase
- Annual growth rate of dividend since 2015 is 16%
- It remains our goal to reward shareholders through dividends and shareholder value accretion

# Financial Report

**Neil Kalani**
Chief Financial Officer

# 2024 Financial Highlights

- **Adjusted Net Income $56.1[1] million / Diluted EPS of $3.76**
  - Inclusive of merger related expenses, Net Income was $22.1 million or $1.48 diluted EPS
- **Net Interest Income Increased by $50.3 million, or 48.0%**
  - Net interest margin expanded by 12 basis point to 3.92% in 2024 / 4th quarter 2024 at 4.05%
  - Yields on interest earning assets increased by 86 basis points to 6.26% / 4th quarter 2024 at 6.38%
  - Cost of interest-bearing liabilities increased by 89 basis points to 2.91% / 4th quarter 2024 at 2.92%
- **Financial Ratios Remain Strong**
  - Efficiency Ratio – 62.5%[1]
  - Return on Average Assets - 1.30%[1]
  - Return on Average Equity – 14.29%[1]
  - Capital Ratios – continue to be "Well Capitalized"

1 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information.

# 2024 Financial Highlights

- **<u>Loan Growth - $1.6 billion, or 71%</u>**
  - Acquired balances from PeoplesBank totaled $1.6 billion
  - Commercial loan growth – $1.3 billion or 72%
  - Consumer loan growth - $320 million or 69%
- **<u>Deposit Growth - $2.1 billion or 81%</u>**
  - Acquired balances from PeoplesBank totaled $1.9 billion.
  - Loans to Deposits Ratio - 85%
  - Core Deposits to Total Deposits – 79%
- **<u>Credit Quality Remains Strong</u>**
  - Allowance for Credit Losses to Total Loans Ratio – 1.24%
  - Net Charge-Offs - $3.3 million, or eight basis points of total loans
  - Non-Performing Assets to Total Assets - 0.45%

# Enhanced Profitability Levels

## Earnings Growth [1]


$2.40
$2.96
$3.25
$3.51
$3.76
$26.5
$32.9
$34.8
$36.6
$56.1
2020
2021
2022
2023
2024
Net Income ($ in millions)
Diluted EPS

**21%**

Net Income CAGR

**12%**

Diluted EPS CAGR

1 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information.

## Return on Average Assets & Equity [1]


11.66%
12.54%
14.25%
15.06%
14.29%
1.00%
1.14%
1.22%
1.22%
1.30%
2020
2021
2022
2023
2024
ROAE
ROAA

## Net Interest Income and Net Interest Margin


3.44%
3.25%
3.81%
3.80%
3.92%
$83.6
$87.0
$99.6
$104.9
$155.3
2020
2021
2022
2023
2024
Net Interest Income ($ in millions)
Net Interest Margin

# Loan Growth

## Loans ($ in millions)


$1,980
$438
$403
$1,139
$1,980
$383
$190
$1,407
$2,151
$431
$1,721
$2,298
$468
$1,831
$3,931
$788
$3,143
2020
2021
2022
2023
2024
Commercial Loans
PPP Loans
Consumer Loans

**19%**

Total Gross Loans CAGR

**29%**

Commercial Loans CAGR

## 4Q24 Loan Composition [1]


Non-owner occupied CRE 30%
Multi-family 7%
Non-owner occupied residential 5%
Commercial & industrial 15%
Residential mortgage 20%
Other 0%
Acquisition & development 7%
Owner occupied CRE 16%
Yield on Loans: 6.82% [2]

Total Loans: $3.9 billion

1 - Financial data as of December 31, 2024.
2 – Yield on Loans represents three months ending December 31, 2024.

# Grow Core Deposits

## Deposits ($ in millions)



$2,357
$396
$1,961
$2,465
$302
$2,163
$2,476
$251
$2,225
$2,559
$407
$2,152
$4,623
$993
$3,630
2020
2021
2022
2023
2024
Core Deposits
Time Deposits

**18%** Total Deposit CAGR

**17%** Total Core Deposit CAGR

## 4Q24 Deposit Composition [1]

**Total Deposits: $4.6B**



Money Markets 28%
Interest DDA 28%
Savings 6%
Cost of Deposits: 2.29% 2
Time Deposits 21%
Non-Interest DDA 17%

**79%** Core Deposits

**85%** Loan-to-Deposit Ratio

1 - Financial data as of December 31, 2024.
2 – Cost of Deposits represents three months ending December 31, 2024.

# Diversified Revenue Streams

- $3.2 billion in assets under management as of December 31, 2024
- Opportunity to gain market share in growth markets
  - ✓ Wealth Management
  - ✓ Mortgage Banking
- Focus on value added fee income
- Continue to seek swap fee opportunities

19%

2024 Fee Income / Operating Revenue

## Non-Interest Income ($ in millions)



$28.3
$29.2
$27.0
$25.7
$37.4
2020
2021
2022
2023
2024

## 2024 Non-Interest Income Breakout



18%
19%
14%
5%
44%
Wealth management
Mortgage banking
Interchange income
Service charges
Other income

# Operational Efficiency

**We are focused on implementing processing efficiencies and optimizing results:**

- Efficiency ratio declined from 66.2% for the year ended December 31, 2020 to 62.5% for the quarter ended December 31, 2024
- Technology enhancements and process automation initiatives designed to further increase efficiencies and provide a better level of service both internally and externally
- Branch optimization since 2020:
  - *24 branches closed / consolidated*
  - *2 loan production offices closed*
  - *1 branch sold*
- Average branch size - $103 million

Efficiency Ratio [1]



66.2%
63.8%
62.9%
63.4%
62.5%
2020
2021
2022
2023
2024

Deposits per Branch ($ in millions)



1.4x
$74
$95
$113
$122
$103
2020
2021
2022
2023
2024

1 - Non-GAAP adjustments for certain charges in 2022-24. Please refer to the GAAP- Non-GAAP reconciliation.

# Summary Financial Overview

| $ in millions (except per share data) | 12/31/2020 | 12/31/2021 | 12/31/2022 | 12/31/2023 | 12/31/2024 | CAGR 1 Year | CAGR 5 Years |
|---|---|---|---|---|---|---|---|
| **Assets** | **$2,751** | **$2,835** | **$2,922** | **$3,064** | **$5,442** | **78%** | **15%** |
| **Total Gross Loans[1]** | **1,991** | **1,989** | **2,162** | **2,304** | **3,938** | **71%** | **15%** |
| C&I Loans[1] | 843 | 739 | 686 | 751 | 1,240 | 65% | 8% |
| CRE Loans | 699 | 857 | 1,035 | 1,080 | 1,903 | 76% | 22% |
| **Total Commercial Loans[1]** | **1,542** | **1,597** | **1,721** | **1,831** | **3,143** | **72%** | **15%** |
| | | | | | | | |
| **Total Deposits** | **2,357** | **2,465** | **2,476** | **2,559** | **4,623** | **81%** | **14%** |
| Non-interest DDA | 457 | 553 | 502 | 431 | 899 | 109% | 14% |
| Interest DDA | 884 | 903 | 987 | 1001 | 1150 | 15% | 5% |
| Money Market & Savings | 620 | 707 | 736 | 721 | 1581 | 119% | 21% |
| **Total Core Deposits** | **1,961** | **2,163** | **2,225** | **2,152** | **3,630** | **69%** | **13%** |
| Certificates of Deposit | 396 | 302 | 251 | 407 | 993 | 144% | 20% |
| | | | | | | | |
| Trading Price | $16.55 | $25.20 | $23.16 | $29.50 | $36.61 | 24% | 17% |
| Tangible Book Value Per Share[2] | 19.93 | 22.32 | 19.47 | 23.03 | 21.19 | -8% | 1% |
| Diluted Earnings Per Share[2] | 2.40 | 2.96 | 3.25 | 3.51 | 3.76 | 7% | 9% |
| Dividend/Share | 0.68 | 0.74 | 0.76 | 0.80 | 0.86 | 8% | 5% |
| Market Capitalization | 185 | 282 | 247 | 313 | 710 | 127% | 31% |
| Efficiency Ratio[2] | 66% | 64% | 63% | 63% | 63% | -1% | -1% |

1 - Includes PPP loans.
2 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information..

# Areas of Focus in 2025

**Adam L. Metz**
Chief Operating Officer

# 2025 Strategic Focus

1. Recruit talent throughout our footprint to drive and facilitate growth
2. Maximize automation and implement operational efficiencies
3. Return focus to loan and deposit growth
4. Deploy excess liquidity to drive prudent growth and enhance net interest income
5. Evaluate expansion and acquisition opportunities that make sense for our franchise
6. Continue to build capital to support future investments
7. Maximize shareholder value through profitability, dividends and stock buybacks

# Conduct Meeting Business

**Joel R. Zullinger**

Chairman of the Board

Thank You for Being a Loyal Shareholder

# Appendix

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain “non-GAAP” financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other “non-GAAP” financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term.

Tangible book value per common share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and adjusted efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure included in this presentation together with its most directly comparable GAAP based measure.

# Non-GAAP Financial Measure Reconciliation

| Net Income / Diluted EPS / Ratios | 2020 | 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|---|
| *(Presented In Millions except for Diluted EPS)* | | | | | |
| Average Assets | $ 2,645.8 | $ 2,894.8 | $ 2,894.8 | $ 2,999.5 | $ 4,321.5 |
| Average Equity | 226.9 | 262.2 | 244.3 | 243.3 | 392.3 |
| **Net Income (GAAP)** | **$ 26.5** | **$ 32.9** | **$ 22.0** | **$ 35.7** | **$ 22.1** |
| Less Security Gains | $ - | $ - | $ - | $ - | $ - |
| Add Litigation Settlement | - | - | 13.0 | - | 0.5 |
| Add Restructuring Charge | - | - | 3.2 | - | - |
| Add Merger Related Expense | - | - | - | 1.1 | 22.7 |
| Add Executive Retierment Expenses | - | - | - | - | 4.8 |
| Add Provision for Credit Losses on Non-PCD Loans | | | | | 15.5 |
| Less Related Tax Effect | - | - | 3.4 | 0.1 | 9.4 |
| **Adjusted Net Income (Non-GAAP)** | **$ 26.5** | **$ 32.9** | **$ 34.8** | **$ 36.6** | **$ 56.1** |
| **Diluted Shares** | **11.0** | **11.1** | **10.7** | **10.4** | **14.9** |
| **Diluted EPS (GAAP) [1]** | **$ 2.40** | **$ 2.96** | **$ 2.06** | **$ 3.42** | **$ 1.48** |
| **Adjusted Diluted EPS (Non-GAAP) [1]** | **$ 2.40** | **$ 2.96** | **$ 3.25** | **$ 3.51** | **$ 3.76** |
| **ROAA (GAAP) [1]** | **1.00%** | **1.14%** | **0.77%** | **1.19%** | **0.51%** |
| **Adjusted ROAA (Non-GAAP) [1]** | **1.00%** | **1.14%** | **1.22%** | **1.22%** | **1.30%** |
| **ROAE (GAAP) [1]** | **11.66%** | **12.54%** | **9.02%** | **14.66%** | **5.62%** |
| **Adjusted ROAE (Non-GAAP) [1]** | **11.66%** | **12.54%** | **14.25%** | **15.06%** | **14.29%** |

1 - Annualized

# Non-GAAP Financial Measure Reconciliation

| Efficiency Ratio (Non-GAAP) | 2020 | 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|---|
| *(Presented In Millions)* | | | | | |
| Net Interest Income | $ 83.6 | $ 87.0 | $ 99.6 | $ 104.9 | $ 155.3 |
| Plus Non-Interest Income | 28.3 | 29.2 | 27.0 | 25.7 | 37.5 |
| **Total Revenue (A)** | **$ 111.9** | **$ 116.1** | **$ 126.6** | **$ 130.6** | **$ 192.7** |
| Non-Interest Expense | $ 74.1 | $ 74.1 | $ 95.8 | $ 83.8 | $ 148.3 |
| Less Litigation Settlement | - | - | (13.0) | - | (0.5) |
| Less Restructuring Charge | - | - | (3.2) | - | - |
| Less Merger Related Expense | - | - | - | (1.1) | (22.7) |
| Less Executive Retirement Expenses | - | | | | (4.8) |
| **Adjusted Non-Interest Expense (B)** | **$ 74.1** | **$ 74.1** | **$ 79.7** | **$ 82.8** | **$ 120.4** |
| **Adjusted Efficiency Ratio (B / A)** | **66.2%** | **63.8%** | **62.9%** | **63.4%** | **62.5%** |

| Fee Income / Total Revenue Ratio (Non-GAAP) | 2020 | 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|---|
| *(Presented In Millions)* | | | | | |
| Net Interest Income | $ 83.6 | $ 87.0 | $ 99.6 | $ 104.9 | $ 155.3 |
| Plus Non-Interest Income (B) | 28.3 | 29.2 | 27.0 | 25.7 | 37.4 |
| **Total Revenue (A)** | **$ 111.9** | **$ 116.1** | **$ 126.6** | **$ 130.6** | **$ 192.7** |
| **Fee Income / Total Revenue Ratio (B / A)** | **25.3%** | **25.1%** | **21.3%** | **19.6%** | **19.4%** |

# Non-GAAP Financial Measure Reconciliation

| Tangible Book Value (Non-GAAP) | 2020 | 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|---|
| *(Presented in Millions except for Tangible Book Value Per Share)* | | | | | |
| Total Shareholders' Equity (GAAP) | $ 246.2 | $ 271.7 | $ 228.9 | $ 265.1 | $ 516.7 |
| Less Goodwill | (18.7) | (18.7) | (18.7) | (18.7) | (68.1) |
| Less Intangible Assets | (5.5) | (4.2) | (3.1) | (2.4) | (47.8) |
| Less Related Tax Effect | 1.1 | 0.9 | 0.6 | 0.5 | 10.0 |
| **Tangible Book Value (Non-GAAP) (A)** | $ 223.2 | $ 249.6 | $ 207.7 | $ 244.4 | $ 410.8 |
| **Ending Period Shares Outstanding (B)** | **11.2** | **11.2** | **10.7** | **10.6** | **19.4** |
| **Tangible Book Value (Non-GAAP) / Shares Outstanding (A / B)** | **$ 19.93** | **$ 22.32** | **$ 19.47** | **$ 23.03** | **$ 21.19** |